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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       Commission File Number:
-----------------------------------------------         -----------------------
October 3, 2000                                                1 - 12994

                              THE MILLS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                      52-1802283
              --------                                      ----------
    (State or other jurisdiction                         (I.R.S. Employer
  of incorporation or organization)                     Identification No.)


           1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
           -----------------------------------------------------------
               (Address of principal executive offices - zip code)

                                  (703)526-5000
                                  -------------
              (Registrant's telephone number, including area code)


          (former name or former address, if changed since last report)
                                 Not Applicable


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

                              THE MILLS CORPORATION
                                    FORM 8-K
                                      INDEX

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        As reported in the report Form 8-K filed with the Securities and Exchange Commission on August 18, 2000, affiliates of the Mills Corporation ("the Company") completed a transaction whereby the Company disposed of its interests in Gwinnett Marketfair in Duluth, Georgia; Mount Prospect Plaza in Mount Prospect Illinois; Western Hills Plaza in Cinncinati, Ohio; West Falls Church in Falls Church, Virginia; Butterfield Plaza in Downers Grove, Illinois; Coopers Plaza in Voorhees, New Jersey; Crosswinds Center in St. Petersburg, Florida; Fashion Place in Columbia, South Carolina; Germantown Commons in Germantown, Maryland; and Montgomery Village in Gaithersburg, Maryland (collectively the "Disposed Properties") for an aggregate sales price of $142.0 million. The Disposed Properties were sold by the Company to Kejack, Inc., an unrelated third party. The Company netted $25.5 million in proceeds and the buyer assumed $111.0 million of existing debt. As anticipated in the Form 10-Q filed with the Securities and Exchange Commission on August 14, 2000, the Company invested approximately $9.0 million of the net proceeds from the sale of the Disposed Properties into a low risk portfolio of single tenant A-rated credit net leases. The investment was completed in two transactions. On September 22, 2000, the Company acquired 25 net lease properties and on October 3, 2000, the Company acquired an additional 21 net lease properties (collectively the "Acquired Properties"). The aggregate purchase price for the Acquired Properties was $114.0 million. The aggregate sales price was determined through arms-length negotiations. The Acquired Properties were sold to the Company by Wolverine Equity Company 99J Limited Partnership (25 net lease properties) and various investor corporations which were the beneficial owners of various business trusts (21 net lease properties). The sellers were unrelated third parties. The properties are all subject to single tenant net leases operating as CVS. The leases are triple net leases that contain indemnification for liabilities customarily associated with possession of the site (including, without limitation, certain specified environmental liabilities). The tenants' obligation under the leases are guaranteed by CVS Corporation, a Delaware corporation. The Company assumed $105.2 million of existing debt and paid $8.8 million in cash from the net proceeds of the the Company's sale of the Disposed Properties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        The following unaudited, pro forma financial information and exhibits are filed as part of this report:

A. Unaudited proforma financial information required pursuant to Article 11 of Regulation S-X:

        (1)     Pro Forma Consolidated Balance Sheet--
                      June 30, 2000

                Pro Forma Consolidated Statement of Operations--
                      Year ended December 31, 1999

                Pro Forma Consolidated Statement of Operations--
                      Six months ended June 30, 2000

        The unaudited pro forma consolidated balance sheet as of June 30, 2000 is based on the unaudited historical financial statements of the Disposed Properties and the unaudited historical financial statements of the Acquired Properties and the Company after giving effect to the acquistion and dispositions as described in Item 2 as if the purchase and sale have been consumated as of June 30, 2000.

        The unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 is based, in part, on the unaudited historical statements of income before extraordinary items of the Acquired Properties and the Disposed Properties after giving effect to the acquisition and dispositions as described in Item 2 as if the purchase and sale had been consumated on January 1, 1999.

        The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2000 is based, in part, on the unaudited historical statements of income before extraordinary items of the Acquired Properties and the Disposed Properties after giving effect to the acquisition and dispositions as described in Item 2 as if the purchase and sale had been consumated on January 1, 2000.

        The unaudited pro forma financial statements have been prepared by the Company based upon the statements of income before extraordinary items of the Acquired Properties and the Disposed Properties. These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the the financial statements of the Company including its Annual Report on Form 10-K for the year ended December 31, 1999 and the unaudited financial statements of the Company on Form 10-Q for the six months ended June 30, 2000.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 18, 2000            THE MILLS CORPORATION



                                    By: /s/ Kenneth R. Parent
                                        -------------------------------
                                    Kenneth R. Parent
                                    Executive Vice President, Finance
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                              THE MILLS CORPORATION
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                                  (Unaudited)
                                 (IN THOUSANDS)
                                  JUNE 30, 2000

                                                                       THE MILLS      DISPOSED         ACQUIRED          PRO-FORMA
                                                                      CORPORATION    PROPERTIES       PROPERTIES        CONSOLIDATED

                                                                   -----------------------------------------------------------------
ASSETS
Income producing property:
      Land and land improvements                                      $  171,127     $ (33,612)        $ 32,938          $  170,453
      Building and improvements                                          736,718      (110,752)          81,054             707,020
      Furniture, fixtures and equipment                                   42,595           (67)                              42,528
      Less:  accumulated depreciation and amortization                  (252,900)       42,884                             (210,016)
                                                                   -----------------------------------------------------------------

Total income producing property                                          697,540      (101,547)         113,992             709,985

Land held for sale for investment and/or sale                              9,879                                              9,879
Real estate development in progress                                       49,113           (99)                              49,014
Investment in unconsolidated joint ventures                              221,479                                            221,479
                                                                   -----------------------------------------------------------------

Total real estate and development assets                                 978,011      (101,646)         113,992             990,357

Cash and cash equivalents                                                  1,471        25,895           (9,189)             18,177
Restricted cash                                                           14,276        (1,667)                              12,609
Accounts receivable, net                                                  30,726       (15,486)                              15,240
Notes receivable                                                           8,659           (20)                               8,639
Deferred costs, net                                                       49,527        (9,224)             366              40,669
Other assets                                                               5,886           (49)                               5,837
                                                                   -----------------------------------------------------------------

TOTAL ASSETS                                                          $1,088,556     $(102,197)        $105,169          $1,091,528
                                                                   =================================================================


LIABILITES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable                                    $  944,540     $(111,197)        $105,169          $  938,512
Accounts payable and other liabilities                                    66,579        (3,141)                              63,438
                                                                   -----------------------------------------------------------------

Total liabilities                                                      1,011,119      (114,338)         105,169           1,001,950

Minority interests                                                        31,269         4,903 (A)                           36,172

STOCKHOLDERS' EQUITY
      Common stock $.01 par value, authorized 100,000,000
      shares, issued and outstanding 23,368,589 and
      23,192,041 shares in 2000 and 1999, respectively                       232                                                232
Additional paid-in capital                                               443,994                                            443,994
Accumulated deficit                                                     (394,332)        7,238 (A)                         (387,094)
Unamortized restricted stock award                                        (3,726)                                            (3,726)
                                                                   -----------------------------------------------------------------

Total stockholders' equity                                                46,168         7,238                -              53,406
                                                                   -----------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $1,088,556     $(102,197)        $105,169          $1,091,528
                                                                   =================================================================

(A) Reflects gain on sale of which $4.9 million has been allocated to minority interests

                             THE MILLS CORPORATION
                   PRO-FORMA CONSOLIDATED STATEMENT OF INCOME
                           BEFORE EXTRAORDINARY ITEMS
                                  (Unaudited)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1999

                                                                          THE MILLS      DISPOSED      ACQUIRED        PRO-FORMA
                                                                         CORPORATION    PROPERTIES    PROPERTIES      CONSOLIDATED
                                                                        ----------------------------------------------------------
REVENUES:
        Minimum rent                                                      $ 104,407     $(15,800)       $10,064          $ 98,671
        Percentage rent                                                       3,677          (91)                           3,586
        Recoveries from tenants                                              51,680       (4,980)                          46,700
        Other property revenue                                                8,778         (460)                           8,318
        Management fee income                                                 4,891                                         4,891
        Other fee income                                                      8,647                                         8,647
        Interest income                                                       2,605                                         2,605
                                                                        ----------------------------------------------------------

                                                                            184,685      (21,331)        10,064           173,418
EXPENSES:
        Recoverable from tenants                                             44,464       (5,965)                          38,499
        Other operating                                                       6,184         (799)                           5,385
        General and administrative                                           12,416                                        12,416
        Interest expense                                                     46,808       (8,105)         8,141            46,844
        Depreciation and amortization                                        36,669       (4,544)         2,026 (A)        34,151
                                                                        ----------------------------------------------------------

                                                                            146,541      (19,413)        10,167           137,295

Other income/(expense)                                                       (1,828)                                       (1,828)
Equity in earnings of unconsolidated joint ventures                          12,287                                        12,287
                                                                        ----------------------------------------------------------

Income/(loss) before extraordinary items and minority interests              48,603       (1,918)          (103)           46,582
Minority interests                                                          (19,740)         779             42           (18,919)
                                                                        ----------------------------------------------------------

Income/(loss) before extraordinary items and after minority interests     $  28,863     $ (1,139)       $   (61)         $ 27,663
                                                                        ==========================================================


PER SHARE INFORMATION:

Income/(loss) before extraordinary items - basic                          $    1.25     $  (0.05)       $     -          $   1.20
                                                                        ==========================================================

Income/(loss) before extraordinary items - diluted                        $    1.24     $  (0.05)       $     -          $   1.19
                                                                        ==========================================================


(A) Based on useful lives of 40 years.

                             THE MILLS CORPORATION
                   PRO-FORMA CONSOLIDATED STATEMENT OF INCOME
                           BEFORE EXTRAORDINARY ITEMS
                                  (Unaudited)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                         SIX MONTHS ENDED JUNE 30, 2000

                                                                          THE MILLS      DISPOSED      ACQUIRED       PRO-FORMA
                                                                         CORPORATION    PROPERTIES    PROPERTIES     CONSOLIDATED
                                                                        ---------------------------------------------------------
REVENUES:
        Minimum rent                                                        $51,922     $ (7,809)       $5,032          $ 49,145
        Percentage rent                                                         637          (93)                            544
        Recoveries from tenants                                              26,528       (2,540)                         23,988
        Other property revenue                                                4,500         (438)                          4,062
        Management fee income                                                 3,614                                        3,614
        Other fee income                                                      4,912                                        4,912
        Interest income                                                       1,312                                        1,312
                                                                        ---------------------------------------------------------

                                                                             93,425      (10,880)        5,032            87,577
EXPENSES:
        Recoverable from tenants                                             22,648       (2,465)                         20,183
        Other operating                                                       2,359         (426)                          1,933
        General and administrative                                            7,135                                        7,135
        Interest expense                                                     27,263       (4,111)        4,071            27,223
        Depreciation and amortization                                        19,233       (2,229)        1,013 (A)        18,017
                                                                        ---------------------------------------------------------

                                                                             78,638       (9,231)        5,084            74,491

Other income/(expense)                                                         (700)                                        (700)
Equity in earnings of unconsolidated joint ventures                           4,189                                        4,189
                                                                        ---------------------------------------------------------

Income/(loss) before extraordinary items and minority interests              18,276       (1,649)          (52)           16,576
Minority interests                                                           (7,395)         667            21            (6,707)
                                                                        ---------------------------------------------------------

Income/(loss) before extraordinary items and after minority interests       $10,881     $   (982)       $  (31)         $  9,869
                                                                        =========================================================


PER SHARE INFORMATION:

Income/(loss) before extraordinary items - basic                            $  0.47     $  (0.04)       $    -          $   0.43
                                                                        =========================================================

Income/(loss) before extraordinary items - diluted                          $  0.47     $  (0.04)       $    -          $   0.43
                                                                        =========================================================

(A) Based on useful lives of 40 years.